SUPPLEMENT DATED OCTOBER 31, 1995
                              TO THE PROSPECTUS OF
                          FRANKLIN PREMIER RETURN FUND
                               DATED MAY 1, 1995

I. The following is a substitute for the Expense Table included in the Prospectus.

EXPENSE TABLE
The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund for the fiscal year ended December 31, 1994.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                                4.50%
Deferred Sales Charge                                                              NONE*
Exchange Fee (per transaction)                                                     $5.00**

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                                    0.63%
12b-1 Fees                                                                         0.12%+
Other Expenses:
Professional Fees                                                    0.11%
Reports to Shareholders                                              0.19%
Other                                                                0.22%
                                                                     -----
Total Other Expenses                                                               0.52%
                                                                                   -----
Total Fund Operating Expenses                                                      1.27%
                                                                                   =====

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

**$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

+The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.25%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. See "Management of the Fund - Plan of Distribution."


II. The section "Purchases at Net Asset Value" under "How to Buy Shares of the Fund" is modified in the following respects:

     i. The period in which investors may reinvest at net asset value, as discussed in paragraph two of the section, is extended from 120 days to 365 days.

     ii. The following is a substitute for paragraphs three and four of the section:

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge in the following additional situations:

a) by shareholders who have received dividends and capital gain distributions in cash from the Fund or another of the Franklin Templeton Funds within 365 days of the payment date of such distribution. To exercise this privilege, the purchase order should be accompanied by a written explanation that a distribution is being reinvested. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

b) by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.